EXHIBIT 32.1

                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of Digital Lifestyles Group, Inc. (the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2005 (the "Report") that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 10, 2006                   By:      /s/ Andy Teng
                                                    ----------------------------
                                           Name:    Andy Teng
                                           Title:   Chief Executive Officer,
                                                    Chief Financial Officer and
                                                    Chairman of the Board




     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.